UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013

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MEDICAL ALARM CONCEPTS HOLDING, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-153290	26-3534190
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 West Church Road, Suite B, Kind of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)

(877) 639-2929
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 8, 2013, The Company released financial results for the quarter ending December 31, 2012 (FQ2:13). Additionally, the Company updated recent disclosures.

This information is included in this filing as an attachment.

The Company is expecting to report rapid revenue growth beginning in the March 2013 quarter (FQ3:13) due to: 1) Increased sales activity with its retail partner and planned promotional activity, which is scheduled to begin during late February 2013, 2) Strong renewal contract growth associated with its retail partnership, 3) Strengthening Internet and call center generated orders and, 4) Strengthening orders from distribution partnerships.

Item 9.01	Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
(b) Pro forma financial information.
(c) Shell company transactions.
(d) Exhibits.

Exhibit No.	Description
9.1	Disclosure
Financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2013	Medical Alarm Concepts Holding, Inc.
	By	/s/ Ronnie Adams
Name: Ronnie Adams Title: Director and CEO